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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 18, 2008 relating to the financial statements, financial statement schedule and the effectiveness of internal control over financial reporting, which appears in United Online, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2007.

/s/ PricewaterhouseCoopers LLP

Los Angeles, CA February 19, 2008

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM